NATIONWIDE VARIABLE INSURANCE TRUST
NVIT AQR Large Cap Defensive Style Fund

Supplement dated December 17, 2021
to the Summary Prospectus dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective January 1, 2022, the table under the heading “Portfolio Management - Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Michele L. Aghassi, Ph.D.	Principal and Portfolio Manager	Since 2017
Andrea Frazzini, Ph.D., M.S.	Principal and Portfolio Manager	Since 2017
Lars N. Nielsen, M.Sc.	Principal and Portfolio Manager	Since 2020
Cliff Asness, Ph.D., M.B.A.	Managing and Founding Principal and Chief Investment Officer	Since 2022
John Huss	Principal and Portfolio Manager	Since 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE